                                 MORGAN STANLEY
                       GLOBAL OPPORTUNITY BOND FUND, INC.

---------------------------------------------

OFFICERS AND DIRECTORS

Barton M. Biggs              William G. Morton, Jr.
CHAIRMAN OF THE BOARD        DIRECTOR
OF DIRECTORS                 James W. Grisham
Frederick B. Whittemore      VICE PRESIDENT
VICE-CHAIRMAN OF THE BOARD   Michael F. Klein
OF DIRECTORS                 VICE PRESIDENT
Warren J. Olsen              Harold J. Schaaff, Jr.
PRESIDENT AND DIRECTOR       VICE PRESIDENT
Peter J. Chase               Joseph P. Stadler
DIRECTOR                     VICE PRESIDENT
John W. Croghan              Valerie Y. Lewis
DIRECTOR                     SECRETARY
David B. Gill                James R. Rooney
DIRECTOR                     TREASURER
Graham E. Jones              Belinda A. Brady
DIRECTOR                     ASSISTANT TREASURER
John A. Levin
DIRECTOR

---------------------------------------------
INVESTMENT ADVISER

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
---------------------------------------------------------
ADMINISTRATOR
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
---------------------------------------------------------
CUSTODIANS
Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11201

The Chase Manhattan Bank
770 Broadway
New York, New York 10003
---------------------------------------------------------
SHAREHOLDER SERVICING AGENT
American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
---------------------------------------------------------
LEGAL COUNSEL
Rogers & Wells
200 Park Avenue
New York, New York 10166
---------------------------------------------------------
INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

---------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

                            ------------------------

                                 MORGAN STANLEY
                               GLOBAL OPPORTUNITY
                                BOND FUND, INC.
                             ---------------------

                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1996
                      MORGAN STANLEY ASSET MANAGEMENT INC.
                               INVESTMENT ADVISER

LETTER TO SHAREHOLDERS
--------

For the nine months ended September 30, 1996, the Morgan Stanley Global Opportunity Bond Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 23.68% compared to 25.15% for the J.P. Morgan Emerging Markets Bond Index. For the period since the Fund's commencement of operations on May 27, 1994 through September 30, 1996, the Fund's total return, based on net asset value per share, is 39.29% compared with 49.31% for the Index. On September 30, 1996, the closing price of the Fund's shares on the New York Stock Exchange was $14.50, representing a 1.6% discount to the Fund's net asset value per share.

The long term outlook for emerging markets debt still remains positive. Improving economic fundamentals in most of the emerging market countries, a positive to neutral global liquidity environment and attractive valuations relative to other fixed income asset classes should continue to buoy asset prices. In the short run, we are concerned about sloppy trading conditions that are typically seen during the fourth quarter of each year.

This year the fourth quarter effect could be more pronounced than others, as the trading community and hedge funds will be anxious to lock in gains in emerging markets debt of over 40%. A reduction for risk appetite and a feeling that spreads in the market had come in to fair levels would leave the potential supply of paper looking for the ever reluctant marginal buyer. Further, the economic picture should be perceived to be improving from just a cyclical bounce from recession troughs to a more sustainable long run secular expansion of economic activity for continued spread convergence and the jury is still out on this specific issue. Data from the fourth quarter should give us a better idea about the trend of economic growth.

Since the beginning of the third quarter our strategy had been to overweight countries such as Venezuela, Ecuador, Russia and Mexico. We increased allocations to the main Latin American countries of Argentina, Brazil and Mexico, when we believed that the cyclical economic recoveries were taking hold and market perceptions regarding the credit risks of these countries would improve based on dramatic improvements in year-over-year performances during the middle of the quarter. We reduced positions to these markets as they got fully valued and the market got ahead of itself in pricing in all the fundamental improvements that had taken place. Allocations were increased in the oil-exporting sector of the market as firmer oil prices dramatically improved the cash flow situations of countries like Venezuela and Algeria. Leverage in the Fund was reduced substantially as we prepared for weak performance in the fourth quarter.

During 1997, Mexico has to engineer a reduction in real interest rates, weaken the currency and increase the rate of growth. The precise combination of economic policies to bring about this result is yet unknown and will keep financial markets guessing. Our sense is that in an election year the Mexican government will struggle for a while in finding the optimal policy mix. Meanwhile, the Peso and fixed income assets will remain volatile. Holdings of Peso denominated paper were reduced in anticipation of fourth quarter volatility in the currency. We do not anticipate changing our exposure to Mexico until such time as their preference and choice of policy instruments is clear.

Argentina is more or less in the same boat as Mexico but without the degrees of freedom in its macroeconomic policy framework. Argentine policy makers have however concentrated on improving microeconomic efficiency by focusing on improving tax revenue collection and reform of labor laws. President Menem is under political pressure to increase employment generation and the pace of economic recovery. Corruption scandals and political jostling could muddy the waters for a while. At some point assets will cheapen relative to other benchmarks in the market to warrant an increased allocation. Argentine allocations were increased marginally during the quarter as the perception of a strong economic recovery taking root spread in the marketplace. We remain cautious as concrete signs of such a recovery are yet to emerge.

Brazil on a fundamental level remains the strongest economic story in the region. Post Real Plan stabilization challenges remain. Some of these include the securing of long run fiscal stabilization, reforming the social security and tax systems and reducing the burden that monetary and exchange rate policy have to bear in the absence of progress on the fiscal side. The strategy of using real exchange rate appreciation and high real interest rates to control inflation may come under question in the future as the current account deteriorates in the future. Allocations were gradually reduced during the quarter as asset prices firmed in advance of potential sovereign debt issuance and repurchase of Brady bonds.

Russia remains the greatest source of risk and reward in the market. A murky political situation with contenders for power jockeying for position in public has coincided with lower than targeted revenue collection this fiscal year and could potentially jeopardize the stabilization achieved so far. The IMF could suspend disbursements under the EFF facility if it believes sufficient progress is not being made to remedy the situation. A withdrawal of multi-lateral support will leave Russia with no financing alternatives but the monetization of the fiscal deficit. The upside potential comes from a low indebted country on the threshold of growth and stabilization and one which will attract significant amounts of capital in the future. We believe that in the short run there are bound to be problems which will appear insurmountable at that time, but once political uncertainty abates, the economic picture should improve. Our Russian positions in the non-performing loan segment and domestic dollar denominated bonds were trimmed as valuation levels moved from cheap to fair and market participants became excessively bullish about economic prospects for the country.

Outside the main countries, we are invested in the oil producing countries of Venezuela and Ecuador and expect to remain exposed to them as oil prices remain firm. Allocations to Venezuela were reduced as the bonds approached fair valuation levels.

Peru and Panama will continue to trade expensive to the rest of the market due to the small size of their Brady debt and the restructuring of their economies that is currently underway. We will continue to retain our exposures to these credits.

Bulgaria flirted with a potential default when the country delayed implementing a restructuring of the banking system and closing down some loss making state owned enterprises. Allocations were increased towards the end of the quarter to just over 2% as bond prices touched levels which we believed were attractive. The government has moved slowly to implement the conditions laid down by the IMF and the World Bank for a resumption in lending.

Local currency investments in Turkey were not renewed as positions matured as the outlook for the currency and the country's fundamentals remained weak. Investments in Rand denominated bonds of South Africa were sold as we believed that an absence of an official policy towards the exchange rate will increase risk premiums in the medium term. Low levels of reserves will prompt the market to continually test the currency. Any slow down in structural reform and fiscal contraction will be seen as a sign of weakness.

The high yield bond market performed well for the third quarter as the CS First Boston High Yield Index rose 3.75%. This occurred in the framework of a flat ten-year Treasury bond, three basis points lower over the quarter, but lower short rates as the three-month rate dropped seventeen basis points to 5.03%. As a result, the spread to Treasuries narrowed and at the end of the quarter the Index had a spread of 383 basis points to Treasuries. The high yield market outperformed both the domestic stock and bond markets during the quarter.

The biggest factor affecting the Fund's high yield portfolio was its weighting in the cable television industry. This industry is viewed as one of the highest quality in the high yield market and suffered in the early part of the year in sympathy with the sharp rise in Treasury rates. Higher quality bonds follow movements in the Treasury market more closely than lower quality bonds. The Fund also benefited from its exposure to the telecommunications sector. These bonds rallied in response to the announced merger of MFS and Worldcom.

The high yield market has been quite good for some time and the spread to Treasuries is in the narrow end of the range. As a result, we are currently a bit cautious. We have been upgrading the quality of the high yield portfolio in this environment and find among our larger holdings such large corporations as Viacom, Time Warner and Revlon. We feel these investments are improving credits and offer good returns. In addition, we believe there is less risk of spreads widening to Treasury bonds in the better quality sector than in much of the rest of the market.

Sincerely,

           [SIGNATURE]
Warren J. Olsen
PRESIDENT AND DIRECTOR

            [SIGNATURE]
Robert E. Angevine
PORTFOLIO MANAGER

      [SIGNATURE]
Paul Ghaffari
PORTFOLIO MANAGER

October 12, 1996

Morgan Stanley Global Opportunity Bond Fund, Inc.
Investment Summary as of September 30, 1996
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HISTORICAL
INFORMATION (UNAUDITED)
                                                             TOTAL RETURN (%)
                         ----------------------------------------------------------------------------------------
                               MARKET VALUE (1)            NET ASSET VALUE (2)               INDEX (1)(3)
                         ----------------------------  ----------------------------  ----------------------------
                                           AVERAGE                       AVERAGE                       AVERAGE
                           CUMULATIVE       ANNUAL       CUMULATIVE       ANNUAL       CUMULATIVE       ANNUAL
                         ----------------------------  ----------------------------  ----------------------------
FISCAL YEAR TO DATE            26.52%         --             23.68%         --             25.15%         --
ONE YEAR                       31.49          31.49%         30.06          30.06%         37.91          37.91%
SINCE INCEPTION*               37.10          14.39          39.29          15.16          49.31          18.62

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------

RETURNS AND PER SHARE INFORMATION

A BAR CHART REFLECTING THE DATA BELOW IS REFLECTED HERE.

                                                           NINE MONTHS
 YEARS ENDED DECEMBER 31:                           ENDED SEPTEMBER 30, 1996
                              1994*      1995              (UNAUDITED)
Net Asset Value Per Share      $12.25     $12.99                         $14.73
Market Value Per Share         $12.50     $12.50                         $14.50
Premium/(Discount)               2.0%      -3.8%                          -1.6%
Income Dividends                $0.91      $1.59                          $1.20
Fund Total Return (2)          -6.42%     20.34%                         23.68%
Index Total Return (1)
(3)**                          -6.45%     27.54%                         25.15%

(1) Assumes dividends and distributions, if any, were reinvested.

(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

(3) The J.P. Morgan Emerging Markets Bond Index is a market weighted index composed of all Brady bonds outstanding and includes Argentina, Brazil, Bulgaria, Mexico, Nigeria, the Philippines, Poland and Venezuela.

 * The Fund commenced operations on May 27, 1994.

** Unaudited.

Morgan Stanley Global Opportunity Bond Fund, Inc.
Portfolio Summary as of September 30, 1996 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PORTFOLIO INVESTMENTS DIVERSIFICATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Debt Securities              97.6%
Short-Term Investments        2.1%
Equity Securities             0.3%

--------------------------------------------------------------------------------

COUNTRY WEIGHTINGS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

United States          27.0%
Mexico                 23.7%
Brazil                 12.9%
Argentina               9.4%
Venezuela               6.9%
Russia                  6.2%
Panama                  5.5%
Morocco                 2.5%
Bulgaria                2.2%
Philippines             2.0%
Ecuador                 2.0%
Peru                    1.7%
Algeria                 1.7%
United Kingdom          0.6%
Colombia                0.5%
Netherlands             0.3%
Other                  -5.1%

--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS

                                                       PERCENT OF
                                                       NET ASSETS
                                                      ------------
       1.  United Mexican States Debt                        9.6%
       2.  Federative Republic of Brazil Debt                8.4
       3.  Banamex Pagare                                    7.4
       4.  Republic of Venezuela Debt                        6.9
       5.  Republic of Russia Debt                           6.2

                                                       PERCENT OF
                                                       NET ASSETS
                                                      ------------

       6.  Republic of Argentina Debt                        5.6%
       7.  Republic of Panama Debt                           5.5
       8.  Empresas ICA Sociedad Controladora S.A.           3.4
       9.  Iochpe Maxion                                     2.8
      10.  The Republic of Bulgaria Debt                     2.2
                                                             ---
                                                            58.0%
                                                             ---
                                                             ---

INVESTMENTS (UNAUDITED)
---------

SEPTEMBER 30, 1996

                                                     FACE
                                                   AMOUNT            VALUE
                                                    (000)            (000)
-----------------------------------------------------------------
-------------
DEBT INSTRUMENTS (104.8%)
--------------------------------------------------
----------
ALGERIA (1.7%)
LOAN AGREEMENT (1.7%)
  Algeria Reprofiled Loan Agreement 'A'   U.S.$    $1,500   U.S.$    1,046
                                                            --------------
-----------------------------------------------------------------
-------------
ARGENTINA (9.4%)
BONDS (9.4%)
  Industrias Pescarmona S.A. 11.75%,
    3/27/98                                         1,250            1,277
  Metrogas S.A. 'B' 10.875%, 5/15/01                1,000            1,023
  Republic of Argentina 'L' Bond 6.63%,
    3/31/05                                         3,234            2,713
  Republic of Argentina Pre 4 Bocon
    0.00%, 9/1/02                                     700              700
                                                            --------------
                                                                     5,713
                                                            --------------
-----------------------------------------------------------------
-------------
BRAZIL (12.9%)
BONDS (12.9%)
  Comtel Brasiliera Ltd. 'A' 10.75%,
    9/26/04                                         1,000            1,023
  Federative Republic of Brazil 'C' Bond
    4.00%, 4/15/14                                    116               81
  Federative Republic of Brazil 'C' Bond
    8.00%, 4/15/14                                  7,198            5,075
  Iochpe Maxion 12.38%, 11/8/02                     1,750            1,698
                                                            --------------
                                                                     7,877
                                                            --------------
-----------------------------------------------------------------
-------------
BULGARIA (2.2%)
BONDS (2.2%)
  The Republic of Bulgaria Discount Bond
    'A' Euro 6.75%, 7/28/24                           700              357
  The Republic of Bulgaria Front Loaded
    Interest Rate Reduction Bond 2.25%,
    7/28/12                                         3,000              984
                                                            --------------
                                                                     1,341
                                                            --------------
-----------------------------------------------------------------
-------------
COLOMBIA (0.5%)
UNIT (0.5%)
  Occidente Y Caribe (Sr. Discount Note
    + 4 Warrants) 0.00%, 3/15/04                      525              277
                                                            --------------
-----------------------------------------------------------------
-------------
ECUADOR (2.0%)
BONDS (2.0%)
  Republic of Ecuador Past Due Interest
    Bond 6.50%, 2/27/15                             2,379            1,221
                                                            --------------
-----------------------------------------------------------------
-------------
MEXICO (23.7%)
BONDS (23.7%)
  Banamex Pagare Discount Bond, Zero
    Coupon, 10/23/97                        MXP    45,124            4,543
  Cemex S.A. 12.75%, 7/15/06              U.S.$     1,000            1,095
  Empresas ICA Sociedad Controladora
    S.A. 11.875%, 5/30/01                           2,000            2,099
-----------------------------------------------------------------
-------------

                                                     FACE
                                                   AMOUNT            VALUE
                                                    (000)            (000)

---------------------------------------------------------
------------
  Nacional Financiera 17.00%, 2/26/99       ZAR     4,000   U.S.$      857
  United Mexican States Discount Bond
    'C', 6.35%, 12/31/19                  U.S.$     4,000            3,374
  United Mexican States Global Bond
    11.375, 9/15/16                                 2,500            2,490
                                                            --------------
                                                                    14,458
                                                            --------------
-----------------------------------------------------------------
-------------
MOROCCO (2.5%)
LOAN AGREEMENT (2.5%)
  Kingdom of Morocco Restructuring and
    Consolidation Agreement 'A' 1990
    (Participation: J.P. Morgan)
    6.4375%, 1/1/09                                 2,000            1,575
                                                            --------------
-----------------------------------------------------------------
-------------
NETHERLANDS (0.3%)
BOND (0.3%)
  APP International Finance 11.75%,
    10/1/05                                           175              182
                                                            --------------
-----------------------------------------------------------------
-------------
PANAMA (5.5%)
BONDS (5.5%)
  Republic of Panama Interest Reduction
    Bond 3.50%, 7/17/14                             2,100            1,328
  Republic of Panama Past Due Interest
    Bond 4.00%, 7/17/16 PIK                         2,917            2,006
                                                            --------------
                                                                     3,334
                                                            --------------
-----------------------------------------------------------------
-------------
PERU (1.7%)
BONDS (1.7%)
  Republic of Peru Front Loaded Interest
    Rate Reduction Bond 3.25%, 12/29/49             1,000              520
  Republic of Peru Past Due Interest
    Bond 0.00%, 12/29/49                              900              524
                                                            --------------
                                                                     1,044
                                                            --------------
-----------------------------------------------------------------
-------------
PHILIPPINES (2.0%)
BONDS (2.0%)
  Philippine Long Distance Telephone Co.
    9.25%, 6/30/06                                    155              159
  Republic of Philippines 8.75%, 10/7/16            1,100            1,071
                                                            --------------
                                                                     1,230
                                                            --------------
-----------------------------------------------------------------
-------------
RUSSIA (6.2%)
BOND (3.6%)
  Ministry of Finance Tranche IV, 3.00%,
    5/14/03                                         4,150            2,171
LOAN AGREEMENT (2.6%)
  Bank for Foreign Economic Affairs                 2,300            1,606
                                                            --------------
                                                                     3,777
                                                            --------------
-----------------------------------------------------------------
-------------
UNITED KINGDOM (0.6%)
BOND (0.6%)
  Telewest plc 0.00%, 10/1/07                         585              376
                                                            --------------
-----------------------------------------------------------------
-------------

                                                     FACE
                                                   AMOUNT            VALUE
                                                    (000)            (000)
---------------------------------------------------------
------------
UNITED STATES (26.7%)
BONDS (25.4%)
  Advanced Micro Devices Inc. 11.00%,
    8/1/03                                U.S.$       175   U.S.$      181
  Algoma Steel, Inc. 12.375%, 7/15/05                 275              286
  Brooks Fiber Properties 0.00%, 3/1/06               700              431
  Cablevision Systems Corp. 9.25%,
    11/1/05                                           165              159
  Cablevision Systems Corp. 9.875%,
    5/15/06                                           405              406
  Collins & Aikman Products 11.50%,
    4/15/06                                           170              179
  Comcast Cellular Corp.
    'A' Zero Coupon, 3/5/00                           100               70
    'B' Zero Coupon, 3/5/00                           465              327
  Comcast Corp. 9.375%, 5/15/05                       390              398
  Courtyard By Marriott 'B' 10.75%,
    2/1/08                                            400              411
  Crown Paper 11.00%, 9/1/05                          215              214
  Echostar Satellite Broadcast 0.00%,
    3/15/04                                           815              560
  Exide Corp. (Convertible) 2.90%,
    12/15/05                                          100               61
  First Nationwide 9.125%, 1/15/03                     55               54
  First Nationwide 10.625%, 10/1/03                    95               99
  Flores & Rucks 9.75%, 10/1/06                       110              112
  Gaylord Container Corp.
    11.50%, 5/15/01                                   500              529
    12.75%, 5/15/05                                    80               88
  G-I Holdings, Inc. 'B' Zero Coupon,
    10/1/98                                           340              295
  Grand Casinos 10.125%, 12/1/03                      400              393
  HMC Acquisition Properties 9.00%,
    12/15/07                                          350              333
  Home Holdings, Inc. 8.625%, 12/15/03                550              209
  Homeside, Inc. 11.25%, 5/15/03                       80               87
  Host Marriott Travel 9.50%, 5/15/05                 450              451
  Jet Equipment Trust 'C1' 11.79%,
    6/15/13                                           175              201
  K Mart Corp. 8.375%, 7/1/22                         145              110
  La Quinta Inns, Inc. 9.25%, 5/15/03                  80               82
  Lenfest Communications 8.375%, 11/1/05              500              472
  Lenfest Communications 10.50%, 6/15/06              100              103
  Marcus Cable Co. 0.00%, 12/15/05                    850              578
  Marvel Holdings, Inc., Zero Coupon,
    4/15/98                                           250              194
  MFS Communications 0.00%, 1/15/06                   845              590
  Midland Cogeneration Ventures 'C-91'
    10.33%, 7/23/02                                    25               27
  Midland Cogeneration Ventures 'C-94'
    10.33%, 7/23/02                                    93               98
  Midland Funding II 'A' 11.75%, 7/23/05               80               85
  Nextel Communications 0.00%, 8/15/04              1,175              758
  Norcal Waste Systems, Inc., 12.75%,
    11/15/05                                          500              541
  Nuevo Energy Co. 9.50%, 4/15/06                     240              245
  Owen-Illinois, Inc. 11.00%, 12/1/03                 485              530
  Paging Network, Inc. 10.125%, 8/1/07                 80               83
  Reliance Group Holdings, Inc. 9.00%,
    11/15/00                                          395              400
  Revlon Worldwide Corp. Zero Coupon,
    3/15/98                                           650              573
  Rogers Cablesystems 'B' 10.00%,
    3/15/05                                           425              431
  SD Warren Co. 'B' 12.00%, 12/15/04                  145              156
  Sheffield Steel Corp. 12.00%, 11/1/01               150              139
-----------------------------------------------------------------
-------------
                                                     FACE
                                                   AMOUNT            VALUE
                                                    (000)            (000)

---------------------------------------------------------
------------
  Six Flags Theme Parks Inc., 'A' 0.00%,
    6/15/05                               U.S.$       240   U.S.$      212
  Southland Corp. 5.00%, 12/15/03                     420              334
  Station Casinos, Inc. 9.625%, 6/1/03                110              108
  Stone Container Corp. 11.50%, 8/15/06               250              257
  Time Warner, Inc. 'K' 10.25%, 7/1/16
    PIK                                                 1              601
  TLC Beatrice International Holdings
    11.50%, 10/1/05                                   255              267
  Trump Atlantic City 11.25%, 5/1/06                  200              197
  Unisys Corp. 12.00%, 4/15/03                        220              228
  Viacom, Inc. 8.00%, 7/7/06                          600              559
                                                            --------------
                                                                    15,492
                                                            --------------
COLLATERALIZED MORTGAGE OBLIGATIONS (1.3%)
  Aircraft Lease Portfolio
    Securitization Ltd., 1996-1 P1 'D'
    12.75%, 6/15/06                                   375              386
  DR Securitized Lease Trust 1993-K1 A1
    6.66%, 8/15/10                                    168              126
  DR Securitized Lease Trust 1994-K1 A
    7.60%, 8/15/07                                    358              299
                                                            --------------
                                                                       811
                                                            --------------
                                                                    16,303
                                                            --------------
-----------------------------------------------------------------
-------------
VENEZUELA (6.9%)
BONDS (6.9%)
  Republic of Venezuela Debt Conversion
    Bond 'L' 6.63%, 12/18/07                        1,500            1,244
  Republic of Venezuela Front Loaded
    Interest Rate Reduction Bond 'A'
    6.63%, 3/31/07                                  2,500            2,109
  Republic of Venezuela Front Loaded
    Interest Rate Reduction Bond 'B'
    6.50%, 3/31/07                                  1,000              845
                                                            --------------
                                                                     4,198
                                                            --------------
-----------------------------------------------------------------
-------------
TOTAL DEBT INSTRUMENTS
  (Cost $60,296)                                                    63,952
                                                            --------------
-----------------------------------------------------------------
-------------
                                                   NO. OF
                                                   RIGHTS
-----------------------------------------------------------------
-------------
RIGHTS (0.0%)
-----------------------------------------------------------------
-------------
MEXICO (0.0%)
  Mexican 'A', Expiring 6/30/03
    (Cost $0)                                   6,153,000               --
                                                            --------------
-----------------------------------------------------------------
-------------
                                                   NO. OF
                                                 WARRANTS
---------------------------------------------------------
------------
WARRANTS (0.0%)
-----------------------------------------------------------------
-------------
UNITED STATES (0.0%)
  Sheffield Steel Corp., expiring
    11/1/01 (Cost $5)                                 750                2
                                                            --------------
-----------------------------------------------------------------
-------------
                                                   SHARES
-----------------------------------------------------------------
-------------
PREFERRED STOCKS (0.3%)
-----------------------------------------------------------------
-------------
UNITED STATES (0.3%)
  TCI Communications, Inc., 5.00%
    (Convertible) (Cost $169)                       1,890              176
                                                            --------------
-----------------------------------------------------------------
-------------

                                                     FACE
                                                   AMOUNT           AMOUNT
                                                    (000)            (000)
---------------------------------------------------------
------------
SHORT-TERM INVESTMENT (2.2%)
-----------------------------------------------------------------
-------------
UNITED STATES (2.2%)
REPURCHASE AGREEMENT
  Chase Securities, Inc. 5.40%, dated
    6/30/96, due 10/1/96, to be
    repurchased at U.S.$1,368,
    collateralized by U.S.$1,115 United
    States Treasury Notes 9.25%, due
    2/15/16, valued at U.S.$1,375 (Cost
    $1,368)                               U.S.$     1,368   U.S.$    1,368
                                                            --------------
-----------------------------------------------------------------
-------------
TOTAL INVESTMENTS (107.3%)
  (Cost $61,838)                                                    65,498
                                                            --------------
-----------------------------------------------------------------
-------------
OTHER ASSETS AND LIABILITIES (-7.3%)
  Other Assets                                     13,905
  Liabilities                                     (18,349)          (4,444)
                                          ---------------   --------------
-----------------------------------------------------------------
-------------
NET ASSETS (100%)
  Applicable to 4,145,999 issued and outstanding
    U.S.$0.01 par value shares (100,000,000 shares
    authorized)                                             U.S.$   61,054
                                                            --------------
                                                            --------------
-----------------------------------------------------------------
-------------
NET ASSET VALUE PER SHARE                                   U.S.$    14.73
                                                            --------------
                                                            --------------
-----------------------------------------------------------------
-------------

 PIK -- Payment-in-Kind. Income may be paid in additional securities or cash at the discretion of the issuer.

                                       8